Exhibit 99.2

RINEON GROUP INC.

INDEX TO PRO FORMA COMBINED FINANCIAL DATA

Page

RINEON GROUP INC. as of February 28, 2009 (unaudited) and AMALPHIS	2
GROUP INC. as of December 31, 2008 (audited)- BALANCE SHEETS

RINEON GROUP INC. for the nine months ended February 28, 2009 (unaudited)
and AMALPHIS GROUP INC. for the year ended December 31, 2008 (audited)
STATEMENT OF OPERATIONS	3

RINEON GROUP INC. for the year ended May 31, 2008 (audited)
and AMALPHIS GROUP INC. for the year ended December 31, 2007 (audited)
STATEMENT OF OPERATIONS	4

RINEON GROUP INC.
PROFORMA BALANCE SHEET
February 28, 2009

	Rineon	Amalphis	Effect of Amalphis		Post
ASSETS	February 28, 2009	December 31, 2008	Acquisition		Acquisition

Cash	$-	$629,344	$-		$629,344
Investments	-	29,244,338	-		29,244,338
Accrued interest	-	27,408	-		27,408
Insurance premium receivable	-	3,276,725	-		3,276,725
Goodwill	-	-	16,521,500	(a)	16,521,500
TOTAL ASSETS	$-	$33,177,815	$16,521,500		$49,699,315

LIABILITIES AND STOCKHOLDERS' EQUITY:

LIABILITIES
Accounts payable	$1,638	$42,551	$-		$44,189
Due to related parties	30,537				30,537
Unearned premium reserve	-	17,671	-		17,671
Loss reserves	-	3,266,402	-		3,266,402
Total liabilities	32,175	3,326,624	-		3,358,799

Minority interest			1,079,266	(b)	1,079,266

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock, $0.001 par value, 10,000,000 shares authorized;
0 shares issued and outstanding			36,000,000	(a)	36,000,000
Common stock, $0.001 par value, 75,000,000 shares
authorized; 7,000,000 shares issued and outstanding					-
Common stock, $0.01 par value, 100,000,000 shares	7,000	-	-		7,000
authorized; 2,437,500 shares issued and outstanding	-	24,375	(19,866)	(a)	4,509
Additional paid-in-capital	18,000	23,875,625	(19,458,634)	(a)	4,434,991
Retained earnings / (deficit accumulated during exploration stage)	(57,175)	5,951,191	(1,079,266)	(b)	4,814,750
Total stockholders' equity	(32,175)	29,851,191	(20,557,766)		9,261,250

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$33,177,815	$16,521,500		$49,699,315

(a) To reflect the acquisition of 81.5% ownership of Amalphis stock by Rineon, related issuance of preferred stock and the effects on the equity section as a result.
(b) To reflect the minority interest

RINEON GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
PRO FORMA FINANCIAL STATEMENTS - FEBRUARY 28, 2009

	Rineon	Amalphis	Effect of Amalphis	Post
	February 28, 2009	December 31, 2008	Acquisition	Acquisition

Net premiums earned	$-	$11,617,910		$11,617,910
Investment income	-	41,140		41,140
Net realized and unrealized gains (loss) on securities	-	5,809,338		5,809,338
Total revenues	-	17,468,388		17,468,388
				-
Expenses:				-
Losses and loss adjustment expenses	-	9,111,327		9,111,327
Policy acquisition costs	-	2,420,421		2,420,421
General and administrative expense	14,457	102,770		117,227
Total expense	14,457	11,634,518		11,648,975

Income from operations before investment income and
provision for (benefit from) income tax	(14,457)	5,833,870		5,819,413

Minority interest			(1,079,266)	(1,079,266)
				-
Provision for (benefit from) income tax	-	-		-
				-
Net income	$(14,457)	$5,833,870	(1,079,266)	4,740,147

Weighted Average Common Shares Outstanding:
Basic and diluted	7,000,000	2,437,500	(2,437,500)	7,000,000

Earnings per share:
Basic and diluted	$(0.00)	$2.39		$0.68

The accompanying notes are an integral part of these consolidated financial statements

RINEON GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
PRO FORMA FINANCIAL STATEMENTS AS OF MAY 31, 2008

	Rineon	Amalphis	Effect of Amalphis	Post
	May 31, 2008	December 31, 2007	Acquisition	Acquisition

Net premiums earned	$-	$450,000		$450,000
Investment income	-	-		-
Net realized and unrealized gains (loss) on securities	-	35,000		35,000
Total revenues	-	485,000		485,000
				-
Expenses:				-
Losses and loss adjustment expenses	-	320,703		320,703
Policy acquisition costs	-	-		-
General and administrative expense	14,457	46,976		61,433
Total expense	14,457	367,679		382,136

Income from operations before investment income and
provision for (benefit from) income tax	(14,457)	117,321		102,864

Minority interest			(21,704)	(21,704)
				-
Provision for (benefit from) income tax	-	-		-
				-
Net income	$(14,457)	$117,321	(21,704)	81,160

Weighted Average Common Shares Outstanding:
Basic and diluted	7,000,000	2,437,500	(2,437,500)	7,000,000

Earnings per share:
Basic and diluted	$(0.00)	$0.05		$0.01

The accompanying notes are an integral part of these consolidated financial statements

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